UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2008

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Nevada                         000-49735               87-0642947
          ------                         ---------               ----------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
    of incorporation)                                        Identification No.)


                               570 Del Rey Avenue
                               Sunnyvale, CA 94085
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 636-1020


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240. 14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240. 14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240. 13e-4(c))

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Item 5.02       Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On April 23, 2008, IntraOp Medical Corporation, or IntraOp, announced that Wink Jones had been named Director of Marketing & Strategic Planning and Scott
J. Mestman, formerly Vice President Worldwide Sales and Marketing had been named Clinical Research and Product Development. Mr. Jones, age 32, joined IntraOp as a consultant in October 2007. From October 2006 until September 2007, Mr. Jones was the Chief Executive Officer of concept3D, Inc, a 3-dimensional computer modeling services company he founded. In addition, Mr. Jones is a founding and managing partner at Lacuna, LLC, a Boulder, Colorado based financial management company founded in August 2006, that manages both a venture capital fund and a hedge fund. Prior to his involvement with the Lacuna funds, Mr. Jones was Chief Operating Officer of the internet services provider Netidentity from 2003 until its acquisition in June 2006.

     On April 23, 2008, IntraOp's stockholders approved an amendment to the 2005 Equity Incentive Plan, or the Plan, to increase the number of shares of common stock authorized for issuance thereunder by 20 million to a total of 45,659,664 shares reserved under the Plan (including options and shares already issued under the Plan). IntraOp's Board of Directors previously approved this amendment to the Plan. No other terms and conditions of the Plan were amended.

Item 8.01       Other Events.

     IntraOp's annual meeting of stockholders was held on April 23, 2008. The following items were approved by the stockholders:

1. Election of all seven (7) members of the Board of Directors for terms expiring at the 2009 annual meeting of stockholders. Each of Oliver Janssen, John Powers, Michael Friebe, Keith Jacobsen, Stephen L. Kessler, Greg Koonsman, and Rawleigh Ralls received 279,414,082 votes for, 534,417 votes against, and 1,155,060 abstentions.

2. Amendment of the Articles of Incorporation to authorize a one-for-twenty reverse stock split and reduce the authorized number of shares of common stock from 500 million to 100 million; vote totals were 258,281,708 for, 22,580,583 against, 242,067 abstain, 1 not voted.

3. Amendment of the 2005 Equity Incentive Plan to authorize the issuance of an additional 20 million shares (prior to the reverse stock split) under the Plan; vote totals were 259,938,984 for, 1,946,559 against, 6,153,390 abstain,
13,065,426 not voted.

4. Ratification of the selection of PMB Helin Donovan, LLP as the auditors of IntraOp's financial statements for the fiscal year ending September 30, 2008; vote totals were 279,753,888 for, 4,300 against, 1,346,171 abstain.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTRAOP MEDICAL CORPORATION


Date: April 28, 2008                    By: /s/ Howard Solovei
                                            ------------------
                                            Howard Solovei
                                            Chief Financial Officer